UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities and Exchange Act 1934


Date of Report (Date of earliest event reported):    May 12, 2009

                            INTEGRAMED AMERICA, INC.
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               (Exact name of registrant as specified in charter)

                                    Delaware
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                 (State of other jurisdiction of incorporation)

                 0-20260                                  6-1150326
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           (Commission File Numbers)         (IRS Employer Identification No.)

 Two Manhattanville Road, Purchase, NY                       10577
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(Address of principal executive offices)                   (Zip Code)

Registrant's telephone no. including area code: (914) 253-8000
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement   communication  pursuant  to  Rule  14d-2(b)  under  the
      Exchange Act (17 CFR 240.14d-2(b)

[ ]   Pre-commencement   communication  pursuant  to  Rule  13e-4(c)  under  the
      Exchange Act (17 CFR 240.13e-4(c))




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Item 5.03.  Amendments to Articles of Incorporation or By-laws; Change in Fiscal
            Year.

       Effective May 12, 2009, the Board of Directors of the Registrant amended its by-laws to provide that the Board of Directors shall consist of seven (7) persons.


Item 9.01   Financial Statements, Pro Forma Financial Information and Exhibits

            (d)  Exhibits

                 Exhibit No.   Description of Exhibit
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                 3.2(h)        Amended Article III, Section 2 of By-laws




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              INTEGRAMED AMERICA, INC.
                              (Registrant)



Date:    May 13, 2009      By: /s/Claude E. White
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                               Claude E. White, Vice President & General Counsel